LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

COLLECTION PERIOD:       JANUARY 1-31, 2004                            PAYMENT DATE:  FEB 17 2004
DETERMINATION DATE:      FEB 10 2004                                   REPORT BRANCH: 2031

---------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL       CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Class Percentages               100.00%         18.20%          26.00%        27.20%         25.60%         97.00%         3.00%
Original Pool Balance    250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  45,500,000.00   65,000,000.00 68,000,000.00  64,000,000.00 242,500,000.00  7,500,000.00
Number of Contracts              14,124
Class Pass Through Rates                       1.2875%         1.4910%       2.0210%        2.7730%                      8.5000%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02000%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%
Initial Weighted Average
   APR                        12.65830%
Initial Weighted Average
   Monthly Dealer
   Participation Fee Rate      0.00050%
Initial Weighted Average
   Adjusted APR (net of
   Monthly Dealer
   Participation) of
   Remaining Portfolio        12.65780%
Initial Weighted Average
   Remaining Term                 64.00
Initial Weighted Average
   Original Term                  68.00

------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
   BALANCES                      TOTAL        CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance           181,732,178.59           0.00   44,280,213.24 68,000,000.00  64,000,000.00 176,280,213.24  5,451,965.35
Total Note Balance           176,280,213.24           0.00   44,280,213.24 68,000,000.00  64,000,000.00 176,280,213.24          0.00

EOP:
Class Percentages                   100.00%                                                                     97.00%         3.00%
Number of Current Month
   Closed Contracts                     279
Number of Reopened Loans                  0
Number of Contracts - EOP            10,798
Total Pool Balance  - EOP    175,689,167.17           0.00   38,418,492.16 68,000,000.00  64,000,000.00 170,418,492.16  5,270,675.01
Total Note Balance - EOP     170,418,492.16           0.00   38,418,492.16 68,000,000.00  64,000,000.00 170,418,492.16          0.00

Class Collateral Pool Factors    0.68167397     0.00000000      0.59105373    1.00000000     1.00000000                   0.00000000

Weighted Average APR of
   Remaining Portfolio            12.59728%
Weighted Average Monthly
   Dealer Participation
   Fee Rate                        0.00005%
Weighted Average Adjusted
   APR (net of Monthly
   Dealer Participation)
   of Remaining Portfolio         12.59723%
Weighted Average
   Remaining Term                     54.12
Weighted Average
   Original Term                      68.41

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                  CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:        Principal                                          2,472,562.89
                         Interest                                           1,930,733.42
Early Payoffs:           Principal Collected                                2,316,670.23
                         Early Payoff Excess Servicing Compensation               477.76
                         Early Payoff Principal Net of Rule of 78s Adj.     2,316,192.47         189.00
                         Interest                                              26,430.80
Liquidated Receivable:   Principal Collected                                   27,632.61
                         Liquidated Receivable Excess Servicing
                         Compensation                                               0.00
                         Liquidated Receivable Principal Net of
                         Rule of 78s Adj.                                      27,632.61             90
                         Interest                                              (1,486.44)
Cram Down Loss:          Principal                                                  0.00
Purchase Amount:         Principal                                                  0.00              0
                         Interest                                                   0.00
                           Total Principal                                  4,816,387.97
                              Total Interest                                1,955,677.78
                         Total Principal and Interest                       6,772,065.75
Recoveries                                                                    468,229.45
Excess Servicing Compensation                                                     477.76
Late Fees & Miscellaneous Fees                                                 44,467.31
Collection Account Customer Cash                                            7,285,240.27
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                            3,988.87
Servicer Simple Interest Shortfall or (Excess)                                (98,922.88)
Simple Interest Excess to Spread Account                                            0.00
Available Funds                                                             7,190,306.26


---------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION    SHORTFALL / DRAW
DISTRIBUTION                                                                              AMOUNT        DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       7,190,306.26
Monthly Dealer Participation Fee                                                9.24   7,190,297.02           0.00
Prior Unpaid Dealer Participation Fee                                           0.00   7,190,297.02
Servicing Fees:          Current Month Servicing Fee                      333,175.66
                         Prior Period Unpaid Servicing Fee                      0.00
                         Late Fees & Miscellaneous Fees                    44,467.31
                         Excess Servicing Compensation                        477.76
                                 Total Servicing Fees:                    378,120.73   6,812,176.29           0.00
Senior Strip:                                                              37,860.87   6,774,315.42           0.00
Certificate Insurer:                    Premium                            51,415.07   6,722,900.35           0.00
Indenture Trustee Fee                                                         514.15   6,722,386.20           0.00
Custodian Fee                                                               3,028.87   6,719,357.33           0.00
Backup Servicer Fee                                                         3,256.03   6,716,101.30           0.00
Prior Unpaid Certificate Insurer Premium                                        0.00   6,716,101.30           0.00
Prior Unpaid Indenture Trustee Fee                                              0.00   6,716,101.30           0.00
Prior Unpaid Custodian Fee                                                      0.00   6,716,101.30           0.00
Prior Unpaid Backup Servicing Fee                                               0.00   6,716,101.30           0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
                                                                                       DISTRIBUTION    SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                    AMOUNT        DEFICIENCY CLAIM
---------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest: Current Month                                          0.00   6,716,101.30           0.00
                         Prior Carryover Shortfall                              0.00   6,716,101.30
Class A-2 Note Interest: Current Month                                     55,018.16   6,661,083.14           0.00
                         Prior Carryover Shortfall                              0.00   6,661,083.14
Class A-3 Note Interest: Current Month                                    114,523.33   6,546,559.81           0.00
                         Prior Carryover Shortfall                              0.00   6,546,559.81
Class A-4 Note Interest: Current Month                                    147,893.33   6,398,666.48           0.00
                         Prior Carryover Shortfall                              0.00   6,398,666.48
Class A-1 Note Principal:Current Month                                          0.00   6,398,666.48           0.00
                         Prior Carryover Shortfall                              0.00   6,398,666.48
Class A-2 Note Principal:Current Month                                  5,861,721.08     536,945.40           0.00
                         Prior Carryover Shortfall                              0.00     536,945.40
Class A-3 Note Principal:Current Month                                          0.00     536,945.40           0.00
                         Prior Carryover Shortfall                              0.00     536,945.40
Class A-4 Note Principal:Current Month                                          0.00     536,945.40           0.00
                         Prior Carryover Shortfall                              0.00     536,945.40
Certificate Insurer:     Reimbursement Obligations                              0.00     536,945.40           0.00
Expenses:                Trust Collateral Agent                                 0.00     536,945.40           0.00
                         Indenture Trustee                                      0.00     536,945.40           0.00
                         Custodian                                              0.00     536,945.40           0.00
                         Backup Servicer                                        0.00     536,945.40           0.00
Senior Strip Allocation                                                         0.00     536,945.40
Class B Note Interest:   Current Month                                          0.00     536,945.40           0.00
                         Prior Carryover Shortfall                              0.00     536,945.40
Distribution to the Class B Reserve Account                                     0.00     536,945.40
Distribution (from) the Class B Reserve Account                                 0.00     536,945.40
Distribution to (from) the Spread Account                                 536,945.40           0.00

---------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
---------------------------------------------------------------------------------------------------------------------------------
Liquidated Receivables:  BOP Liquidated Receivable Principal Balance    1,254,256.06
                         Liquidation Principal Proceeds                    27,632.61
                         Principal Loss                                 1,226,623.45
                         Prior Month Cumulative Principal Loss LTD      8,486,609.38
                         Cumulative Principal Loss LTD                  9,713,232.83

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
DELINQUENCY STATUS:      # OF CONTRACTS          AMOUNT       % OF TOTAL POOL BALANCE
Current                           8,021      132,123,063.03          75.20%
1-29 Days                         2,403       39,037,967.23          22.22%
30-59 Days                          151        2,040,430.55           1.16%
60-89 Days                          101        1,167,347.16           0.66%
90-119 Days                          80          910,711.32           0.52%
120 Days or More                     42          409,647.88           0.23%
Total                            10,798      175,689,167.17         100.00%

TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                           Trigger         Trigger     Event of Default     Event of
                         Current Month    Threshold         Event        Threshold          Default
Average Delinquency Ratio   1.84341%        6.00%            NO            8.00%               NO
Cumulative Default Rate      4.59%          9.08%            NO           10.45%               NO
Cumulative Loss Rate         2.37%          4.84%            NO            6.05%               NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                 CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                        # OF CONTRACTS     AMOUNT *                                 # OF CONTRACTS   AMOUNT *
Prior Month Inventory                               37      746,208.02 Prior Month Inventory                    20    408,922.74
Repurchased                                          0            0.00 Repurchased                               0          0.00
Adj. Prior Month Inventory                          37      746,208.02 Adjusted Prior Month Inventory           20    408,922.74
Current Month Repos                                 46      755,452.41 Current Month Repos                      43    823,910.48
Repos Actually Liquidated                           33      667,525.97 Repos from Trust Liquidation              1     23,214.21
Repos Liquidated at 60+ or 150+                      1       23,214.21 Repos Actually Liquidated                45    897,205.03
Dealer Payoff                                        0            0.00 Dealer Payoff                             0          0.00
Redeemed / Cured                                     0            0.00 Redeemed / Cured                          1      4,623.25
Purchased Repos                                      0            0.00 Purchased Repos                           0          0.00
Current Month Inventory                             49      810,920.25 Current Month Inventory                  18    354,219.15

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:

                         # OF CONTRACTS     AMOUNT
Current Month Balance                90   1,254,256.06
Cumulative Balance                  718  10,539,689.40
Current Month Proceeds                       26,146.17
Cumulative Proceeds                         821,967.97
Current Month Recoveries                    468,229.45
Cumulative Recoveries                     3,799,770.06

                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR SALE       CUMULATIVE RECEIVABLES
                                        AND BY ELECTION:                            LIQUIDATED AT 150+ AND 60+:
                                           Balance          Units                       Balance         Units
Prior Month                                 116,929.46               9                    73,580.35              9
Current Trust Liquidation Balance            23,214.21               1                    23,214.21              1
Current Monthly Principal Payments          (41,579.38)
Reopened Loan Due to NSF                         58.05               3
Current Repurchases                               0.00               0
Current Recovery Sale Proceeds                    0.00              (8)
Deficiency Balance of Sold Vehicles         (55,894.66)
EOP                                          42,727.68               5                    96,794.56             10


SPREAD ACCOUNT RECONCILIATION
                                                       REQUISITE AMOUNT:  14,055,133.37
Total Deposit                            11,125,000.00
BOP Balance                              14,538,574.29
Remaining Distribution Amount               536,945.40
Simple Interest Excess to Spread Account             -
Investment Income                            11,026.46
Current Month Draw                                   -
EOP Balance Prior to Distribution        15,086,546.15
Current Spread Account Release Amount     1,031,412.78
EOP Balance                              14,055,133.37

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

---------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
---------------------------------------------------------------------------------------------------------------------------------
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                       SPECIFIED CLASS
                                                                             B RESERVE
                                                                              BALANCE:    0.00
Total Deposit                                             2,187,500.00
BOP Balance                                                          -
Excess Due Class B Reserve  From Spread Account           1,031,412.78
Senior Strip                                                         -
Investment Income                                                    -
Current Month Draw                                                   -
EOP Balance Prior to Distribution                         1,031,412.78
Class B Reserve Account Release Amount                    1,031,412.78
EOP Balance                                                          -
   Class B Principal Payment Amount                                  -
   Distribution to Certificateholder                      1,031,412.78


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

---------------------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                           CUMULATIVE GROSS DEFAULT:
---------------------------------------------------------------------------------------------------------------------------------
        UP TO MONTH      TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH   TRIGGER EVENT    EVENT OF DEFAULT
             3               1.21%          1.82%               3            2.42%            3.93%
             6               2.42%          3.33%               6            4.84%            6.05%
             9               3.03%          4.24%               9            5.75%            7.15%
            12               4.84%          6.05%              12            9.08%            10.45%
            15               5.50%          6.88%              15           10.45%            12.65%
            18               6.60%          8.25%              18           13.20%            15.13%
            21               7.70%          9.63%              21           14.30%            17.60%
            24               8.53%          10.45%             24           15.68%            19.25%
            27               9.08%          11.28%             27           16.50%            20.63%
            30               9.90%          12.10%             30           18.15%            22.00%
            33               10.45%         12.93%             33           19.25%            23.65%
            36               11.00%         13.48%             36           20.08%            24.75%
            39               11.28%         13.75%             39           20.63%            25.30%
            42               11.55%         14.30%             42           21.45%            26.13%
            45               11.55%         14.30%             45           22.00%            26.13%
            48               11.55%         14.30%             48           22.00%            26.13%
            51               11.55%         14.30%             51           22.00%            26.13%
            54               11.55%         14.30%             54           22.00%            26.13%
            57               11.55%         14.30%             57           22.00%            26.13%
            60               11.55%         14.30%             60           22.00%            26.13%
            63               11.55%         14.30%             63           22.00%            26.13%
            66               11.55%         14.30%             66           22.00%            26.13%
            69               11.55%         14.30%             69           22.00%            26.13%
            72               11.55%         14.30%             72           22.00%            26.13%
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
---------------------------------------------------------------------------------
        UP TO MONTH                     TRIGGER EVENT  EVENT OF DEFAULT
                      12                    6.00%           8.00%
                      24                    7.00%           9.00%
                      72                    8.00%          10.00%
---------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of January 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2003.



----------------------------





/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller